UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2016

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas
(Address of principal executive offices)

75024
(Zip code)

(972) 673-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events

On April 6, 2016, Denbury Resources Inc. (the “Company”) issued a press release announcing that its Board of Directors (the “Board”) has selected John P. Dielwart to serve as its Chairman of the Board, succeeding Wieland F. Wettstein, a founding stockholder of the Company, who has served as Chairman of the Board since 2008 and a member of the Board since the Company’s inception in 1990. This change is part of the Company’s succession planning process. Mr. Wettstein will be standing for re-election to the Board at the upcoming Annual Meeting to further facilitate a smooth and orderly transition of the Chairmanship. A copy of the press release is filed as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Press Release, dated April 6, 2016.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: April 6, 2016	By:	/s/ James S. Matthews
James S. Matthews
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Denbury Press Release, dated April 6, 2016.